UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	August 1, 2014

Hudson Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022

(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Receivables Finance Agreement with Lloyds Bank Commercial Finance Limited and Lloyds Bank PLC

On August 1, 2014, the U.K. subsidiary, Hudson Global Resources Limited (“U.K. Borrower”), of Hudson Global, Inc. (the “Company”) entered into a receivables finance agreement for an asset-based lending funding facility (the “Lloyds Agreement”) with Lloyds Bank PLC and Lloyds Bank Commercial Finance Limited (together, “Lloyds”). The Lloyds Agreement provides the U.K. Borrower with the ability to borrow up to £15.0 million. Extensions of credit are based on a percentage of the eligible accounts receivable less required reserves from the Company's U.K. operations. The initial term is two years with renewal periods every three months thereafter. Borrowings under this facility are secured by substantially all of the assets of the U.K. Borrower.

The credit facility under the Lloyds Agreement contains three tranches. The first tranche is a revolving facility based on the temporary contracting activities in the U.K. operation (“Lloyds Tranche A”). The borrowing limit of Lloyds Tranche A is £10.0 million based on 90% of eligible billed temporary contracting receivables. The second tranche is a revolving facility that is based on the permanent recruitment activities in the U.K. operation (“Lloyds Tranche B”). The borrowing limit of Lloyds Tranche B is £2.0 million based on 60% of eligible billed permanent recruitment receivables. The third tranche is a revolving facility that is based on the unbilled work-in-progress activities in the U.K. operation from (“Lloyds Tranche C”). The borrowing limit of Lloyds Tranche C is £3.0 million based on 75% of eligible work-in-progress from temporary contracting and 25% of eligible work-in-progress from the permanent recruitment. For all three tranches, borrowings may be made with an interest rate based on a base rate as determined by Lloyds Bank PLC, based on the Bank of England base rate, plus 1.75%.

The Lloyds Agreement contains various restrictions and covenants including (1) that true credit note dilution may not exceed 5%, measured on a three month rolling basis; (2) debt turn may not exceed 55 days over a three month rolling period; (3) dividends by the U.K. Borrower to the Company are restricted to the value of post-tax profits; and (4) at the end of each month, there must be a minimum excess availability of £2.0 million.

The Lloyds Agreement also contains customary events of default. Lloyds may declare any outstanding obligations under the Lloyds Agreement immediately due and payable upon the occurrence of an event of default.

The foregoing description of the Lloyds Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lloyds Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Loan and Security Agreement with Siena Lending Group LLC

On August 1, 2014, the Company and its U.S. subsidiary, Hudson Global Resources Management, Inc. (“U.S. Borrower”), entered into a loan and security agreement for a credit facility (the “Siena Agreement”) with Siena Lending Group LLC (“Siena”).  The Siena Agreement provides the U.S. Borrower with the ability to borrow up to $10.0 million (subject to a borrowing base and an availability block), including up to $1.0 million for the issuance of letters of credit. In the event of a sale of the Company’s eDiscovery business, the aforementioned borrowing limit will be reduced to $5.0 million (subject to a borrowing base and an availability block). The availability block currently is $2.0 million but will be decreased to $1.0 million in the event of a sale of the Company’s eDiscovery business. The availability block will be eliminated on the later of (a) the date on which the U.S. Borrower notifies Siena that the U.S. Borrower’s Fixed Charge Coverage Ratio is equal to or greater than 1.1x on a trailing six month basis and (b) January 31, 2015. Extensions of credit are based on borrowing base calculated on a percentage of the eligible accounts receivable less required reserves related to the U.S. operations. The term of the Siena Agreement is three years expiring on August 1, 2017. Borrowings may be made with an interest rate based on a base rate (with a floor of 3.25%) plus 1.75%. The interest rate for letters of credit is 4.5% on face amount of each letter of credit issued and outstanding. Borrowings under the Siena Agreement are secured by substantially all of the assets of the U.S. Borrower.

The Siena Agreement contains various restrictions and covenants including (1) a requirement that the U.S. Borrower maintain a Fixed Charge Coverage Ratio of equal to or greater than 1.1x after the later of (a) the date on which the U.S. Borrower notifies Siena that the U.S. Borrower’s Fixed Charge Coverage Ratio is equal to or greater than 1.1x on a trailing six month basis and (b) January 31, 2015; (2) a limit on the payment of dividends by the U.S. Borrower; (3) restrictions on the ability of the U.S. Borrower to incur additional debt, acquire, merge or otherwise change the ownership of the U.S. Borrower; (4) restrictions on investments and acquisitions; and (5) restrictions on dispositions of assets.

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The Siena Agreement also contains customary events of default. Siena may declare any outstanding obligations under the Siena Agreement immediately due and payable upon the occurrence of an event of default.

The foregoing description of the Siena Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Siena Agreement, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Financial Statements and Exhibits.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(4.1)	Receivables Finance Agreement, dated August 1, 2014, between Lloyds Bank Commercial Finance and Hudson Global Resources Limited.

(4.2)	Loan and Security Agreement, dated August 1, 2014, among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Siena Lending Group LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: August 1, 2014	By:	/s/ Latham Williams
Latham Williams
Senior Vice President, Legal Affairs and
Administration, Corporate Secretary

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

August 1, 2014

Exhibit

Number

(4.1)	Receivables Finance Agreement, dated August 1, 2014, between Lloyds Bank Commercial Finance and Hudson Global Resources Limited.

(4.2)	Loan and Security Agreement, dated August 1, 2014, among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Siena Lending Group LLC.

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